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                                                                        EX-10-2

NationsBank
Commercial Bank Department
355 South New Hope Road
Gastonia, NC28054-4037


NATIONSBANK

May 31, 1996



Mr. Donald G. Walser
Rauch Industries, Inc.
P. O. Box 609
Gastonia, NC  28054

Dear Don:

NationsBank, N.A. hereby agrees to extend the expiration date of the $40,000,000 line of credit to July 1, 1996. All other terms and conditions of the line of credit will remain the same.

Sincerely,



Stephen D. Campbell
Senior Vice President

Acknowledged and accepted this 31st day of May, 1996.



Rauch Industries, Inc.

By: /s/ Donald G. Walser
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